UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2022

Stride, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33883	95-4774688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11720 Plaza America, 9th Floor, Reston, Virginia	20190
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(703) 483-7000

2300 Corporate Park Drive,
Herndon, Virginia
20171
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LRN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain  Officers; Compensatory Arrangements of Certain Officers.

On July 26, 2022, the Board of Directors (the “Board”) of Stride, Inc. (the “Company”) increased the size of the Board from nine members to ten members and, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Joe Verbrugge to serve as a member of the Board, effective August 5, 2022. Mr. Verbrugge was not appointed to serve on any committees of the Board.

There are no arrangements or understandings between Mr. Verbrugge and any other person pursuant to which Mr. Verbrugge was selected as a director of the Company. Mr. Verbrugge will serve as a director of the Company until the next annual meeting of stockholders of the Company and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.

Mr. Verbrugge will be compensated in accordance with the Company’s Amended Non-Employee Directors Compensation Plan (the “Plan”) in effect from time to time. Based on the Plan, Mr. Verbrugge will receive an annual award of restricted stock equivalent to $145,000 and an annual cash retainer of $70,000 for service as a member of the Board, prorated for the period from the date of appointment to December 31, 2022.

Item 7.01.          Regulation FD Disclosure.

On July 27, 2022, the Company issued a press release announcing the election of Mr. Verbrugge to the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

The information included in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such document.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release, dated July 27, 2022

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stride, Inc.

Date: July 27, 2022	By: /s/ Vincent W. Mathis
Name: Vincent W. Mathis
Title: Executive Vice President, General Counsel and Secretary